Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements
NOTE 14 – FAIR VALUE MEASUREMENTS
Fair value is the price that would be received if an asset were sold or the price that would be paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. Required disclosures include classification of fair value measurements within a three-level hierarchy (Level 1, Level 2, and Level 3). Classification of a fair value measurement within the hierarchy is dependent on the classification and significance of the inputs used to determine the fair value measurement. Observable inputs are those that are observed, implied from, or corroborated with externally available market information. Unobservable inputs represent the Company’s estimates of market participants’ assumptions.
Fair value measurements are classified in the following manner:
Level 1
—Valuation is based on quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2
—Valuation is based on either observable prices for identical assets or liabilities in inactive markets, observable prices for similar assets or liabilities, or other inputs that are derived directly from, or through correlation to, observable market data at the measurement date.
Level 3
—Valuation is based on the Company’s or others’ models using assumptions at the measurement date that a market participant would use.
In determining fair value measurements, the Company uses observable inputs whenever possible. The level of a fair value measurement within the hierarchy is dependent on the lowest level of input that has a significant impact on the measurement as a whole. If quoted market prices are available at the measurement date or are available for similar instruments, such prices are used in the measurements. If observable market data is not available at the measurement date, judgment is required to measure fair value.
Financial Instruments - Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following are the major categories of financial assets and liabilities measured at fair value on a recurring basis (in thousands):

	December 31, 2020
Description	Level 1	Level 2	Level 3	Total
Mortgage loans at fair value	$—	$7,916,515	$—	$7,916,515
IRLCs	—	—	59,579	59,579
FLSCs	—	(64,743)	—	(64,743)

Total	$—	$7,851,772	$59,579	$7,911,351

	December 31, 2019
Description	Level 1	Level 2	Level 3	Total
Mortgage loans at fair value	$—	$5,446,310	$—	$5,446,310
IRLCs	—	—	16,786	16,786
FLSCs	—	(14,506)	—	(14,506)

Total	$—	$5,431,804	$16,786	$5,448,590

As of December 31, 2020 and 2019, mortgage loans at fair value included fair value adjustments of $194.6 million and $48.0 million, respectively. These fair value adjustments include the relative changes in the values of closed loans from the original pricing of the prospective loan (while it was an IRLC) to period end, subsequent market interest rate movements, and includes gain margin for the recorded loans based on external market indications of fair value.
Derivative assets and liabilities solely represent fair value of adjustments for the contracts based upon their original contract dates relative to the period end pricing for the contracts. The derivative contracts that the Company enters into are initially recorded at zero value as they are entered into at market prices on the date of execution. Subsequent changes in market conditions, primarily interest rates, drive the value of the Company’s derivative contracts and such fair value adjustments represent the respective derivative assets and liabilities.
Level 3 Issuances and Transfers
The Company issues IRLCs which are considered derivatives. If the contract converts to a loan, the implied value, which is solely based upon interest rate changes, is incorporated in the basis of the fair value of the loan. If the IRLC does not convert to a loan, the basis is reduced to zero as the contract has no continuing value. The Company does not track the basis of the individual IRLCs that convert to a loan, as that amount has no relevance to the presented consolidated financial statements.
Transfers into and out of Level 3 specific to the Company’s IRLC asset are equivalent to the net change in unrealized gain of approximately $42.8 million and $30 thousand for the years ended December 31, 2020 and 2019, respectively.
Other Financial Instruments
During the fourth quarter of 2020, the Company issued $800.0 million of Senior Notes. The fair value of the Senior Notes approximated $841.3 million as of December 31, 2021. The fair value of the Senior Notes was estimated using Level 2 inputs, including observable trading information in inactive markets.
Due to their nature and respective terms (including the variable interest rates on warehouse and operating lines of credit), the carrying value of cash and cash equivalents, receivables, payables, notes payable and warehouse and operating lines of credit approximate their fair value as of December 31, 2020 and 2019, respectively.